EXHIBIT 10.2

Execution Version

AMENDED AND RESTATED UNCONDITIONAL GUARANTY

THIS AMENDED AND RESTATED UNCONDITIONAL GUARANTY (as Modified from time to time, this “Guaranty”) is dated as of September 11, 2023, and made by THE MACERICH COMPANY, a Maryland corporation (“Guarantor”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Administrative Agent (in such capacity, together with its successors in such capacity, “Administrative Agent”), for the benefit of the Secured Parties.

R E C I T A L S

A. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

B. Pursuant to that certain Amended and Restated Credit Agreement dated as of even date herewith (as Modified from time to time, the “Credit Agreement”) by and among The Macerich Partnership, L.P., a Delaware limited partnership (the “Borrower”), Guarantor, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and Deutsche Bank AG New York Branch, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”), (i) the parties thereto have agreed to amend and restate in its entirety that certain Credit Agreement, dated as of April 14, 2021 (as the same may have been Modified from time to time prior to the date hereof, the “Original Credit Agreement”), by and among the Borrower, MAC, as a guarantor, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent and (ii) the Lenders and other Secured Parties have agreed to extend certain Loans and other financial accommodations to the Borrower on the terms and subject to the conditions set forth therein and in the other Loan Documents.

C. In connection with the Original Credit Agreement, Guarantor and the Administrative Agent entered into that certain Unconditional Guaranty, dated as of April 14, 2021 (as the same may have been Modified from time to time prior to the date hereof, the “Original Guaranty”).

D. The parties hereto desire to amend and restate the Original Guaranty in its entirety in the form of this Agreement on the terms and conditions set forth herein.

E. It is a condition precedent to the effectiveness of the Credit Agreement that Guarantor execute and deliver this Guaranty to Administrative Agent.

A G R E E M E N T

NOW THEREFORE, to induce the Lenders and the other Secured Parties to extend the Loans and other financial accommodations to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby covenants and agrees as follows:

1. Guarantee of Obligations. Guarantor hereby (i) confirms that, pursuant to the Original Guaranty, Guarantor guaranteed to Administrative Agent, for the benefit of the Secured Parties and their respective successors and assigns, as a primary obligor and not merely as a surety, the Guaranteed Obligations (as defined below) and (ii) ratifies, reaffirms and restates such guaranty. Furthermore, Guarantor does hereby unconditionally, absolutely and irrevocably guarantee to Administrative Agent, for the benefit of the Secured Parties and their respective successors and assigns, as a primary obligor and not merely as a surety, (a) the due and punctual payment by each of the other Borrower Parties of all Secured Obligations (including interest accruing and other monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding or otherwise enforceable), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of each of the other Borrower Parties under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the “Guaranteed Obligations”; provided that the Guaranteed Obligations of Guarantor shall exclude any Excluded Swap Obligations with respect to Guarantor). Guarantor further agrees that the Guaranteed Obligations may be Modified, waived, accelerated or compromised from time to time, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any Modification, waiver, acceleration or compromise of any of the Guaranteed Obligations.

2. Nature of Guaranty. This is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. Guarantor waives any right to require that any resort be had by any Secured Party to any of the security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Secured Party in favor of Borrower or any other person. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor. It is the intent of Guarantor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor.

3. Rights Independent. The obligations of Guarantor hereunder are independent of the Secured Obligations of Borrower or the obligations of any other Person, including any other Person executing a guaranty of any or all of the Guaranteed Obligations (such Person, an “Other Guarantor”) or any security for the Guaranteed Obligations, and Administrative Agent may proceed in the enforcement hereof independently of any other right or remedy that Administrative Agent may at any time hold with respect to the Guaranteed Obligations or any security or other guarantee therefor. Administrative Agent may file a separate action or actions against Guarantor hereunder, whether an action is brought and prosecuted with respect to any security or against Borrower or any Other Guarantor or any other Person, or whether Borrower or any Other Guarantor or any other Person is joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the Guaranteed Obligations. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of each Secured Party shall continue, with respect to any amount at any time paid on account of the Guaranteed Obligations which shall thereafter be required to be restored or returned by any Secured Party upon the bankruptcy, insolvency, or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. Guarantor further agrees to the extent (i) Borrower or Guarantor makes any payment to any Secured Party in connection with the Guaranteed Obligations and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee, receiver or any other entity, whether under the Bankruptcy Code, any other federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or otherwise, or (ii) in the event following the payment in full of the Guaranteed Obligations, any Secured Party is subject to further liability, loss, or expense covered by the indemnification obligations set forth in the Loan Documents (the payments and obligations referred to in clauses (i) and (ii) above are hereafter referred to, collectively, as “Preferential Payments”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by such Secured Party, the Guaranteed Obligations or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

4. Authority to Modify the Guaranteed Obligations. Guarantor authorizes each Secured Party, without notice to or demand on Guarantor and without affecting its liability hereunder or the enforceability hereof, from time to time to: (a) Modify, waive, accelerate or compromise the time for payment or the terms of the Guaranteed Obligations or any part thereof, including increase or decrease the rates of interest thereon; (b) Modify, waive, accelerate, compromise, or enter into or give any agreement, approval, or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or additional guaranties, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof; (d) accept partial payments on the Guaranteed Obligations; (e) receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof or this Guaranty; (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer, and enforce the Guaranteed Obligations or any security or any other guaranties, and apply any security and direct the order or manner of sale thereof as such Secured Party in its discretion may determine; (g) release Borrower, any other Person or any Other Guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof; (h) settle, release on terms satisfactory to such Secured Party or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate or enforce any of the Guaranteed Obligations and any security or other guarantee in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change, restructure, or termination of the corporate existence of Borrower or any other Person and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructure, or termination shall not affect the liability of Guarantor hereunder or the enforceability hereof with respect to all Guaranteed Obligations.

5. Waiver of Defenses.

(a) Guarantor waives any right to require any Secured Party, prior to or as a condition to the enforcement of this Guaranty, to: (i) proceed against Borrower or any other Person or any Other Guarantor; (ii) proceed against or exhaust any security for the Guaranteed Obligations or to marshal assets in connection with foreclosing collateral security; (iii) give notice of the terms, time, and place of any public or private sale of any security for the Guaranteed Obligations; or (iv) pursue any other remedy in such Secured Party’s power whatsoever.

(b) Guarantor waives any defense arising by reason of: (i) any disability or other defense of Borrower or any other Person with respect to the Guaranteed Obligations; (ii) the unenforceability or invalidity of the Guaranteed Obligations, any of the Loan Documents or any security or any other guarantee for the Guaranteed Obligations, or the lack of perfection or failure of priority of any security for the Guaranteed Obligations; (iii) the cessation from any cause whatsoever of the liability of Borrower or any other Person or any Other Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations); (iv) any act or omission of any Secured Party or any other Person which directly or indirectly results in or aids the discharge or release of Borrower or any other Person or the Guaranteed Obligations or any security or other guarantee therefor by operation of law or otherwise; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Guaranteed Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by any Secured Party (including any negligent impairment but excluding any gross negligent or willful impairment (as determined by a final and non-appealable judgment of a court of competent jurisdiction)) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations; (vii) the failure of any Secured Party or other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security (but excluding any gross negligence or willful misconduct on the part of any Secured Party (as determined by a final and non-appealable judgment of a court of competent jurisdiction)); (viii) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Notes or the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien; (ix) any payment by Borrower to any Secured Party is held to constitute a preference under the Bankruptcy Code or any other federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason any Secured Party is required to refund such payment or pay such amounts to Borrower or someone else; and (x) any and all other suretyship or guarantor defenses that may be available to Guarantor (other than by reason of the full payment and discharge of the Guaranteed Obligations).

(c) Guarantor waives: (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Guaranteed Obligations, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Guaranteed Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Guaranty except for termination in accordance with the terms hereof including Section 13 hereof.

(d) As used in this paragraph, any reference to “the principal” includes Borrower, and any reference to “the creditor” includes the Administrative Agent and each other Secured Party. In accordance with Section 2856 of the California Civil Code Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including without limitation any and all rights or defenses Guarantor or any other guarantor of the Guaranteed Obligations may have because the Guaranteed Obligations are secured by real property. This means, among other things: (1) the creditor may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses Guarantor may have because the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Guarantor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guaranteed Obligations, has destroyed Guarantor’s rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guaranteed Obligations.

6. Subordination.

(a) Guarantor hereby covenants and agrees that the principal of, or interest on, all now existing and hereafter arising Indebtedness of Borrower and the other Borrower Parties to Guarantor (the “Claims”) and all rights and remedies of Guarantor with respect thereto and any lien securing payment thereof are and shall continue to be subject, subordinate and rendered junior in the right of payment to the Guaranteed Obligations, as the same may be Modified, waived, accelerated or compromised from time to time.

(b) Guarantor represents and warrants to Administrative Agent that Guarantor is or will be the sole and absolute owner of the Claims and shall not sell, assign, transfer or otherwise dispose of any right it may have to repayment of the Claims or any security therefor except to the extent permitted under the Credit Agreement. Guarantor hereby further covenants and agrees that upon the occurrence and during the continuation of any Event of Default, until the Guaranteed Obligations are paid and performed in full: (i) Guarantor will not sell, assign, transfer or endorse the Claims or any part or evidence thereof; (ii) Guarantor will not Modify the Claims or any part or evidence thereof; and (iii) Guarantor will not take, or permit any action to be taken, to assert, collect or enforce the Claims or any part thereof.

(c) Upon any distribution of all of the assets of Borrower to creditors of Borrower upon the dissolution, winding up, liquidation, arrangement, or reorganization of Borrower, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Secured Parties and shall be paid over or delivered to Administrative Agent for the benefit of the Secured Parties to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full. If any proceeding referred to in the preceding sentence is commenced by or against Borrower: (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(d) Upon any distribution of all of the assets of any Borrower Party to creditors of such Borrower Party upon the dissolution, winding up, liquidation, arrangement, or reorganization of such Borrower Party, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Borrower Party or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which is payable or deliverable upon or with respect to the Claims shall be held in trust for the Secured Parties and shall be paid over or delivered to Administrative Agent for the benefit of the Secured Parties to be applied against the payment or prepayment of the Guaranteed Obligations until the Guaranteed Obligations shall have been paid in full. If any proceeding referred to in the preceding sentence is commenced by or against any Borrower Party: (i) Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Guarantor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefore and to file claims and proofs of claim and take such other action (including, without limitation, voting the Claims or enforcing any security interest or other lien securing payment of the Claims) as Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Administrative Agent hereunder; and (ii) Guarantor shall duly and promptly take such action as Administrative Agent may reasonably request (A) to collect the Claims for account of Administrative Agent and to file appropriate claims or proofs of claim in respect of the Claims, (B) to execute and deliver to Administrative Agent such powers of attorney, assignments, or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Claims, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Claims.

(e) All payments or distributions upon or with respect to the Claims which are received by Guarantor contrary to the provisions of this Guaranty shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds and property held by Guarantor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Guaranteed Obligations.

7. Deferral of Subrogation. Until all of the Guaranteed Obligations have been paid and performed in full, (i) Guarantor shall not exercise any rights of subrogation, contribution or reimbursement against Borrower or any Other Guarantor of the Guaranteed Obligations, and (ii) Guarantor shall not exercise any right to enforce any right, power or remedy which any Secured Party now has or may in the future have against Borrower or any Other Guarantor and any benefit of, and any right to participate in, any security for this Guaranty or for the obligations of Borrower or any Other Guarantor now or in the future held by any Secured Party. If Guarantor nevertheless receives payment of any amount on account of any such subrogation, contribution or reimbursement rights or otherwise in respect of any payment by Guarantor of the Guaranteed Obligations prior to payment and performance in full of all of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Administrative Agent and immediately paid to Administrative Agent for application to the Guaranteed Obligations in such order and manner as Administrative Agent may determine. For the avoidance of doubt, neither this Section 7 nor any other provision of this Guaranty shall prohibit Guarantor from receiving (and retaining for its own account) any distributions made by Borrower in accordance with Section 8.10 of the Credit Agreement that are not made on account of the exercise by Guarantor of any rights of subrogation, contribution or reimbursement.

8. Condition of Borrower. Guarantor represents and warrants to Administrative Agent, for the benefit of the Secured Parties, that: (a) this Guaranty is executed at the request of Borrower; (b) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; (c) Guarantor is now and will continue to be adequately familiar with the business, operations, condition, and assets of Borrower; (d) Guarantor will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents; and (e) the agreements, waivers and acknowledgements contained herein are knowingly made in contemplation of such benefits. Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose to Guarantor any matter, fact or thing relating to the business, operations, condition, or assets of Borrower now known or hereafter known by any Secured Party during the life of this Guaranty. With respect to any of the Guaranteed Obligations, no Secured Party need inquire into the powers of Borrower or the officers or employees acting or purporting to act on its behalf, and all Guaranteed Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

9. [Reserved].

10. Payments. All payments made by Guarantor to or for the account of any Secured Party shall be made without condition or deduction of any kind, including for any counterclaim, defense, recoupment or set-off. All payments made by Guarantor hereunder shall be made free and clear of and without deduction for any present or future Indemnified Taxes or Other Taxes. Guarantor shall pay such Taxes and shall promptly furnish to Administrative Agent copies of any tax receipts or such evidence of payment as any Secured Party may reasonably require.

11. Costs and Expenses in Enforcement. Guarantor agrees to pay to Administrative Agent all reasonable and documented out of pocket advances, charges, costs, and expenses, including reasonable attorneys’ fees, incurred or paid by Administrative Agent in exercising any right, power, or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not an action is filed in connection therewith, in each case, to the extent the Borrower would be required to pay the same under Section 7.6 of the Credit Agreement.

12. Notices. All notices, requests, demands and other communications which are required or may be given under this Guaranty shall be in writing and shall be delivered to the parties hereto in the manner provided in the Credit Agreement to the following addresses:

To Guarantor:	The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, CA 90401 Attention: Scott Kingsmore
with a copy to:	The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, CA 90401 Attention: Chief Legal Officer

To Administrative Agent:	Deutsche Bank AG New York Branch 1 Columbus Circle, 15th Floor New York, New York 10019 Email: ldcm.agencyservicing@db.com
With a copy to:	Latham & Watkins LLP 355 South Grand Avenue, Suite 100 Los Angeles, California 90071 Attention: Jason R. Bosworth, Esq. Email: Jason.Bosworth@lw.com

Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided above.

13. Termination. The guarantees made hereunder (a) shall terminate upon Payment in Full and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Secured Party or Guarantor upon the bankruptcy or reorganization of Borrower, Guarantor or otherwise.

14. No Waiver; Cumulative Remedies. The rights, powers and remedies of Administrative Agent hereunder and under the other Loan Documents are cumulative and in addition to all rights, powers and remedies provided under any and all agreements among Guarantor, Borrower and any Secured Party relating to the Guaranteed Obligations, at law, in equity or otherwise. Any delay or failure by Administrative Agent to exercise any right, power or remedy shall not constitute a waiver thereof by any Secured Party, and no single or partial exercise by Administrative Agent of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies. Without limiting the foregoing, Administrative Agent on behalf of the Secured Parties is hereby authorized to demand specific performance of this Guaranty at any time when Guarantor shall have failed to comply with any of the provisions of this Guaranty applicable to it.

15. Amendments. Subject to Section 11.2 of the Credit Agreement, this Guaranty may be Modified only by, and none of the terms hereof may be waived without, a written instrument executed by Guarantor and Administrative Agent.

16. Waivers. Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor’s full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

17. Binding Agreement. This Guaranty and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of Guarantor, each Secured Party, and their respective successors and assigns; provided, however, that Guarantor shall not be permitted to transfer, convey, assign or delegate this Guaranty or any interest herein without the prior written consent of Administrative Agent and, to the extent required pursuant to the Credit Agreement, the Lenders. Each Secured Party may assign its interest hereunder in whole or in part in connection with an assignment of its interest in the Guaranteed Obligations pursuant to the Credit Agreement (including pursuant to Section 11.8 thereof).

18. GOVERNING LAW. THIS GUARANTY AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

19. JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

20. WAIVER OF JURY TRIAL. GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH SECURED PARTY, WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIMS, CONTROVERSIES, DISPUTES OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND IN LAW OR EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY HERETO. GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, EACH SECURED PARTY, AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, ADMINISTRATIVE AGENT AND EACH OF THE OTHER SECURED PARTIES, FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

21. Severability. In case any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

22. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guaranty. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission.

23. Exculpation. In no event shall any officer, director, employee, agent, consultant, investor or manager of Guarantor, nor shall any other Person (except only the Guarantor), have any guaranty or indemnification obligation or liability of any kind under this Guaranty.

24. Miscellaneous. All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose.

25. Effect of Amendment and Restatement. This Guaranty amends and restates the Original Guaranty in its entirety. It is expressly understood and agreed by the parties hereto that this Guaranty is in no way intended to and does not constitute a novation or termination of the obligations and liabilities existing under the Original Guaranty or evidence satisfaction of all or any of such obligations and liabilities, nor does the amendment and restatement hereunder of the Original Guaranty, or the concurrent amendment and restatement of any document, agreement or other instrument executed in connection therewith, constitute a waiver of any conditions or requirements set forth herein, whether or not performed, fulfilled or required to be performed or fulfilled prior to the date hereof. This Guaranty does not evidence a termination and re-guaranty of the Guaranteed Obligations under the Original Guaranty (which guaranty of the Guaranteed Obligations shall be continuing in all respects). Any reference to the “REIT Guaranty” or words of like import in any other Loan Document shall mean this Guaranty as hereby amended and restated.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of the date first written above.

GUARANTOR:

THE MACERICH COMPANY,
a Maryland corporation

By:	/s/ Scott W. Kingsmore
Name:	Scott W. Kingsmore
Title:	Senior Executive Vice President
Chief Financial Officer and Treasurer

[Signature Page to Amended and Restated Unconditional Guaranty]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Darrell L. Gustafson
Name:	Darrell L. Gustafson
Title:	Managing Director

By:	/s/ Matt Smith
Name:	Matt Smith
Title:	Director

[Signature Page to Amended and Restated Unconditional Guaranty]